Exhibit 99.1

CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 16, 2013, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as administrative agent (in such capacity “Agent”) and as a Lender. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (defined below).

RECITALS

WHEREAS, Borrower, Agent, and Lenders have entered into that certain Credit Agreement, dated as of February 7, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has advised Agent and Lenders that it desires to make Investments in a Subsidiary organized under the laws of the People’s Republic of China (the “Chinese Subsidiary”) that will be wholly-owned by JBSS Ventures, LLC, a wholly-owned Subsidiary of Borrower, in an aggregate amount not to exceed $1,000,000 (the “Chinese Investment”); and

WHEREAS, Borrower has requested that Agent and Lenders consent to Borrower making the Chinese Investment; and

WHEREAS, on the terms and subject to the conditions set forth herein, Borrower, Agent and Lenders have agreed to (a) consent to Borrower making the Chinese Investment and (b) amend the Credit Agreement as more fully described below;

NOW THEREFORE, in consideration of the foregoing, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lenders hereby agree as follows:

SECTION 1. Consent. Notwithstanding any provision in the Credit Agreement or any other Loan Document to the contrary and subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 5 below, Agent and the Lenders hereby consent to Borrower making the Chinese Investment. This consent and waiver is a limited consent and waiver and shall not be deemed to constitute a consent or waiver with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

SECTION 2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

(a) Clause (i) of the definition of “Eligible Accounts” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed 10%, or with respect to (i) Wal-Mart Stores, Inc. (and its subsidiaries and affiliates), 25%, (ii) Costco Wholesale Corporation, Whitewave Foods Company or Safeway, Inc. (and their respective subsidiaries and affiliates), 15%, (iii) Frito-Lay North America, Inc., 25%, or (iv) Target Corporation (and its subsidiaries and affiliates), only so long as it has a rating of Baa3 or higher from Moody’s or BBB- or higher from S&P, 20% (each such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(b) Section 4.17 of the Credit Agreement is hereby amended by deleting the word “Subsidiaries’” and replacing it with “Domestic Subsidiaries”.

(c) Section 5.9 of the Credit Agreement is hereby amended by deleting the word “Subsidiaries’” and replacing it with “Domestic Subsidiaries”.

(d) Section 6.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

6.12 Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent indemnification obligations) for or in connection with any Investment; provided, however, that Borrower and its Domestic Subsidiaries shall not have Permitted Investments (other than in the Cash Management Accounts) in Deposit Accounts or Securities Accounts (other than payroll, withholding tax and other fiduciary accounts and the Term Lender Collateral Account) in an aggregate amount in excess of $100,000 at any one time unless Borrower or its Domestic Subsidiary, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments in order to perfect (and further establish) the Agent’s Liens in such Permitted Investments in order to perfect (and further establish) the Agent’s Liens in such Permitted Investments.

Subject to the foregoing proviso, Borrower shall not and shall not permit its Domestic Subsidiaries to establish or maintain any Deposit Account or Securities Account (other than payroll, withholding tax and other fiduciary accounts and the Term Lender Collateral Account) unless Agent shall have received a Control Agreement in respect of such deposit Account or Securities Account.

(e) Clause (b)(ii) of the definition of “Borrowing Base” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(ii) $5,000,000, plus”

SECTION 3. Conditions Precedent. This Amendment shall become effective when Agent shall have received duly executed counterparts of this Amendment from Borrower and the Lenders and Agent shall have executed and delivered its counterpart to this Consent.

SECTION 4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b) The amendment set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver of or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver of or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a) All representations and warranties of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing; and

(c) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 6. Covenant. Within 5 days of the formation of the Chinese Subsidiary, Borrower shall deliver to Agent updated Schedules 4.7(a), 4.7(b), 4.7(c), and 4.8(c) to the Credit Agreement to reflect the name, jurisdiction of organization, chief executive office, tax identification numbers and organizational identification numbers, if any, and capitalization of the Chinese Subsidiary. The parties hereto agree that, upon delivery thereof to Agent, such schedules shall be deemed to be amended to include such name, jurisdiction of organization, chief executive office, tax identification numbers and organizational identification numbers, if any, and capitalization of the Chinese Subsidiary.

SECTION 7. Costs and Expenses. As provided in Section 17.10 of the Credit Agreement, Borrower shall pay all costs and expenses incurred by or on behalf of Agent and Lenders arising from or relating to this Amendment constituting Lender Group Expenses.

SECTION 8. GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JOHN B. SANFILIPPO & SON, INC., a Delaware corporation

By:	/s/ Michael Valentine
Title:	Chief Financial Officer

WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Matt Mouledous
Title:	Vice President

SOUTHWEST GEORGIA FARM CREDIT, ACA for itself and as agent/nominee for Southwest Georgia Farm Credit, FLCA as a Lender

By:	/s/ Paxton Poitevint
Title:	Vice President